SCHEDULE 14A

________________________________

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Sturm, Ruger & Company, Inc.

(Name of Registrant as Specified In Its Charter)

__________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

STURM, RUGER & COMPANY, INC. 1 LACEY PLACE SOUTHPORT, CT 06890 ATTN: KEVIN B. REID, SR. Your Vote Counts! STURM, RUGER & COMPANY, INC. 2024 Annual Meeting Vote by May 29, 2024 11:59 PM ET V47197-P04493 You invested in STURM, RUGER & COMPANY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 30, 2024. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 16, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* May 30, 2024 9:00 a.m. EDT Virtually at: www.virtualshareholdermeeting.com/RGR2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. John A. Cosentino, Jr. For 1b. Michael O. Fifer For 1c. Sandra S. Froman For 1d. Rebecca S. Halstead For 1e. Christopher J. Killoy For 1f. Terrence G. O’Connor For 1g. Amir P. Rosenthal For 1h. Ronald C. Whitaker For 1i. Phillip C. Widman For 2. The ratification of the appointment of RSM US LLP as the independent auditors of the Company for the 2024 fiscal year. For 3. An advisory vote on the compensation of the Company’s Named Executive Officers. For Any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.